Reorganization (Schedule Of Reorganization Items) (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012		Dec. 31, 2011		Dec. 31, 2010
Reorganizations [Abstract]
Reorganization Items Pension and Postretirement Benefits	$ (66)		$ 0
Reorganization Items Aircraft and Facility Financing Renegotiations And Rejections	1,950	[1],[2]	102	[1],[2]
Professional fees	229		14
Debtor Reorganization Items, Other Expense (Income)	95		2
Total reorganization items, net	$ 2,208		$ 118		$ 0

[1]	Amounts include allowed claims (claims approved by the Bankruptcy Court) and estimated allowed claims relating to the rejection or modification of financings related to aircraft. The Debtors record an estimated claim associated with the rejection or modification of a financing when the applicable motion is filed with the Bankruptcy Court to reject or modify such financing and the Debtors believe that it is probable the motion will be approved, and there is sufficient information to estimate the claim. Modifications of the financings related to aircraft remain subject to conditions, including reaching agreement on definitive documentation. See above, "Special Protection Applicable to Leases and Secured Financing of Aircraft and Aircraft Equipment," for further information.
[2]	Amounts include allowed claims (claims approved by the Bankruptcy Court) and estimated allowed claims relating to entry of orders treating as unsecured claims with respect to facility agreements supporting certain issuances of special facility revenue bonds. The Debtors record an estimated claim associated with the treatment of claims with respect to facility agreements when the applicable motion is filed with the Bankruptcy Court and the Debtors believe that it is probable that the motion will be approved, and there is sufficient information to estimate the claim. See above, "Rejection of Executory Contracts," for further information.